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                                                                       EXHIBIT 5


                       SCHEDULE 13D JOINT FILING AGREEMENT

         The undersigned and each other person executing this joint filing agreement (this "Agreement") agree as follows:

         The undersigned and each other person executing this Agreement are responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of the undersigned or any other person executing this Agreement is responsible for the completeness or accuracy of the information statement concerning any other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

                                   * * * * * *

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date set forth opposite their name.

Date:  June [24], 2002


                       VECTOR INVESTMENT HOLDING, INC.

                       By: /s/ Stephen Larson
                          ---------------------------------------------
                          Name:   Stephen Larson
                          Title:  Secretary

                       VECTOR MERGER CORP.

                       By: /s/ Stephen Larson
                          ---------------------------------------------
                          Name:   Stephen Larson
                          Title:  Secretary

                       CORNERSTONE EQUITY INVESTORS IV, L.P.

                       By:    Cornerstone Equity Investors IV, L.L.C.
                       Its:   General Partner

                       By: /s/ Stephen Larson
                          ---------------------------------------------
                          Name:   Stephen Larson
                          Title:  Managing Director

                       CORNERSTONE EQUITY INVESTORS IV, L.L.C.

                       By: /s/ Stephen Larson
                          ---------------------------------------------

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                           /s/ Stephen Larson
                           --------------------------------------------
                           Name: Stephen Larson
                           Title: Managing Director

                       /s/ Joel Cartun
                     --------------------------------------------------
                           Joel Cartun

                       /s/ Brendan Keating
                    ---------------------------------------------------
                           Brendan Keating

                       /s/ Steve Bardwell
                     --------------------------------------------------
                           Steve Bardwell

                       /s/ Michael Helfand
                     --------------------------------------------------
                           Michael Helfand

                     ALISSA CARTUN INVESTMENT TRUST d/t/d 12/10/96

                     By:       /s/ Susan Cartun
                         ----------------------------------------------
                           Name:   Susan Cartun
                           Title:  Trustee

                     JEFFREY CARTUN INVESTMENT TRUST
                     d/t/d 12/10/96

                     By:       /s/ Susan Cartun
                         ----------------------------------------------
                           Name:   Susan Cartun
                           Title:  Trustee

                      /s/ Christie Bardwell
                    ---------------------------------------------------
                          Christie Bardwell

                      /s/ Linda Helfand
                    ---------------------------------------------------
                          Linda Helfand